Exhibit 99

Investor Presentation December 6, 2007 NASDAQ Global Select - OKSB

1 Forward Looking Statements This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of Southwest and its operating segments; assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; and statements of Southwest's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results.

3 Corporate Profile $2.4 billion financial holding company Established in 1894 IPO in 1993 Healthcare and commercial lending niche provider with proven business models Banking offices and total loans: Oklahoma, $1,088MM* Texas since 2002, $651MM Kansas since 2002, $273MM KANSAS OKLAHOMA TEXAS Kansas City Wichita Tulsa (2) Stillwater (3) Oklahoma City (3) Chickasha Frisco Dallas Austin San Antonio (2) Tilden Houston Hutchinson (2) * Includes all loans not attributable to Texas or Kansas

5 Successful Growth Strategy Results Assets $3B 1894 1982 1993 Focused Oklahoma Growth Expansion in TX and KS $0 $1B $2.4B San Antonio Acquisition & Houston LPO San Antonio Austin & Kansas City Dallas & Wichita IPO Oklahoma City LPO Tulsa LPO 2002 1985 9/30/07 2001 $2B Hutchinson Acquisition

7 Impressive Performance Record 13.5% CAGR Total Loans ($B) Equity Capital ($MM) 18.3% CAGR

9 Risk Trends Net Charge-offs ALLL to Loans * * Annualized YTD

11 How Do We Grow? Niche Banking* Community Banking** Secondary Market and other lending initiatives * Top Line Revenue Initiative ** Deposit / Efficient Funds Gathering

13 Niche Banking Model Generates Loans Primary lending targets: Healthcare Commercial Commercial Real Estate Select desirable markets Identify & recruit key, experienced senior lenders Implement model & grow

15 Business/Financial Model 2. Open LPO add 2-3 local senior lenders private banking style 3. Establish De Novo branch $15-30M assets 4. Full commercial branch Identify market research

2002 Location, people selected LPO opens Loans grew 2003 DeNovo, full commercial branch opens 17 Branch Model at Work Frisco: A Closer Look Loans ($MM) * 2006 results reflect reclassification of loans to other Texas markets *

Implemented in Texas Frisco (2002) Dallas-Preston Center (2003) Austin (2004) San Antonio (2005) Medical Hill-San Antonio (2006) Houston-LPO (2006) 19 Branch Model at Work Texas Loans ($MM)

21 Effective Community Banking Gather deposits efficiently Execute Excellent customer Service 1894 in Stillwater, OK 60%+ of the banking deposits in Stillwater

23 Efficient Funding Demand Deposits ($MM) Total Deposits ($MM)

25 Key Initiatives in Capital Utilization Student loans / government guaranteed Commercial loan participations & fees Government guaranteed programs - Rural Healthcare, SBA

27 Growth Strategy Summarized Continue expanding niche banking Large market (Loans) 1 Selective acquisitions Community model (deposits) 2 Organic new locations Continued Texas expansion 3 SIGNIFICANT OPPORTUNITY

29 Strategic Success of Portfolio Growth Total Loans $1,736 Total Loans $2,012 Loans ($MM)

31 Loan Portfolio Composition $2.0B $1.3B Healthcare increased from 22% to 27%

33 Reserve for Unfunded Commitments ($000)

35 Proven Ability to Resolve Credits Majority of loans secured All loans are generally guaranteed by borrowing entity owners (corporately and individually) Cashflows from entities are assigned Net loss occurs only after orderly liquidation/bankruptcy High % of debt collected

37 Credit Approval Process Consumer Small Business (Lines </= $500M) Commercial Loans (Lines > $500M) Underwriting Credit Scored in Central Underwriting Credit Scored in Central Underwriting Credit Analyst Loan Authority Central Underwriting or Sr. Credit Officer Central Underwriting $2MM or less (Concurrence of Division President and Lead Analyst for Market) OR $2MM or more Sr. Credit Officers Override Sr. Credit Officers, Division President and Select Sr. Lenders Sr. Credit Officers and Division Presidents N/A Loan Documentation Central Loan Documentation Central Loan Documentation Central Loan Documentation or Approved Attorney Firm Credit Administration (initial funding, pre and post review, exception tracking etc.) Two Central Units located in OKC and Tulsa Two Central Units located in OKC and Tulsa Two Central Units located in OKC and Tulsa

39 Differentiator = Experienced Underwriting All Senior Credit Officers have a minimum of twenty years experience in credit-related fields Credit team experience includes: National Bank Examining Bank Management Problem Loan Workout Credit Underwriting Risk Management

41 Semi Annual Economic Review* Panel of top executives CEO, CLO Senior credit officers Board members Extensive review of business models in all markets Real estate trends/economy/politics Healthcare trends/economy/politics Analysis of risk trends, credit limits Short-term actions * Loan Portfolio Analysis / Third Party Data

43 Strategic Success of Portfolio Growth Total Loans $1,736 Total Loans $2,012 Loans ($MM)

45 Summary of Performance Results Top-Line Revenue ($MM)

December 6, 2007